Exhibit 99.3

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                                                               |  EXECUTION  |
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                              ITEM 1115 AGREEMENT

Item 1115 Agreement (this "Agreement"), dated as of November 15, 2006, among IndyMac Bank F.S.B. ("Sponsor"), IndyMac ABS, Inc, (a "Depositor"), IndyMac MBS, Inc. (a "Depositor") and Bear Stearns Financial Products Inc. (the "Derivative Provider").

                                   RECITALS

            WHEREAS, the Depositors have each filed a Registration Statement on Form S-3 (each, a "Registration Statement") with the U.S. Securities and Exchange Commission (the "Commission") for purposes of offering mortgage-backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "Issuing Entity");

            WHEREAS, from time to time, on or prior to the closing date of a securitization (the "Closing Date") pursuant to which Securities are offered (each, a "Securitization"), the Derivative Provider may enter into certain derivative agreements with the Issuing Entity (or a trustee or securities or swap administrator or other person acting in a similar capacity in connection with such Securitization (each, an "Administrator")), or the Derivative Provider may enter into certain derivative agreements with Sponsor or an affiliate of the Sponsor and such derivative agreements are assigned to the Issuing Entity or Administrator (each, in either case, a "Derivative Agreement"), in each case with respect to such Securitization;

            WHEREAS, the Derivative Provider agrees and acknowledges that the Sponsor and Depositors are required under Regulation AB (as defined herein) to disclose certain financial data and/or financial statements with respect to the Derivative Provider, depending on the applicable "significance percentage" for each Derivative Agreement as calculated from time to time in accordance with Item 1115 of Regulation AB;

            WHEREAS, the Sponsor, on behalf of itself and each Issuing Entity through which it effects Securitizations, the Depositors and the Derivative Provider, desire to set forth certain rights and obligations with regard to financial data and/or financial statements which the Sponsor and Depositors and other information which the Sponsor and Depositors may be required to disclose in accordance with Regulation AB (as defined herein) and certain related matters.

            NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

Section 1.  Definitions.

            Additional Termination Event: With respect to any Derivative Agreement, as defined in the related Master Agreement.

            Affected Party: With respect to any Derivative Agreement, as defined in the related Master Agreement.

            Company Information:  As defined in Addendum A.

            Company Financial Information: With respect to each
Securitization, the financial data described in Item 1115(b)(1) of Regulation AB or the financial statements described in Item 1115(b)(2) of


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Regulation AB, in either case with respect to the Derivative Provider providing derivative instruments to the related Issuing Entity and/or Administrator.

            GAAP:  As defined in Section 3(a)(ii).

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

            Exchange Act Reports: With respect to an Issuing Entity, all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K and any amendments thereto, required to be filed by a Depositor with respect to such Issuing Entity pursuant to the Exchange Act.

            Free Writing Prospectus: With respect to each Securitization, the free writing prospectus or prospectuses prepared in connection with the public offering and sale of the related Securities and used to price such Securities.

            Master Agreement: With respect to any Derivative Agreement, the ISDA Master Agreement referenced in such Derivative Agreement, together with any Schedule, Credit Support Annex and Confirmations forming a part thereof or incorporated therein, or, if no such ISDA Master Agreement exists, the ISDA Master Agreement deemed to apply to such Derivative Agreement pursuant to its terms, together with any Schedule, Credit Support Annex and Confirmations deemed to form a part thereof or to be incorporated therein.

            Prospectus Supplement: With respect to each Securitization, the prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.  Information to be Provided by the Derivative Provider.

      (a) Prior to printing the Free Writing Prospectus and/or Prospectus Supplement relating to each Securitization, the Derivative Provider, at its own expense, shall:

            (i) provide to the Depositor the following information and such other information as is reasonably requested by the Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB or the Securities Act in respect of such
                  Securitization:

                  (A)   the Derivative Provider's legal name (and any d/b/a),

                  (B)   the organizational form of the Derivative Provider,


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                  (C)   a description of the general character of the business
                        of the Derivative Provider,

                  (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Derivative Provider and any of the following parties:

                        (1) any servicer that is not affiliated with the Sponsor (or other person acting in a similar capacity) identified as such in the related Free Writing Prospectus and/or Prospectus Supplement,

                        (2) the trustee (or other person acting in a similar capacity) identified as such in the related Free Writing Prospectus and/or Prospectus Supplement,

                        (3) any originator identified as such in the related Free Writing Prospectus and/or Prospectus Supplement,

                        (4) any enhancement or support provider identified to the Derivative Provider by the Sponsor, and

                        (5) any other material Securitization party identified to the Derivative Provider by the Sponsor;

                  (E) information relating to any material legal or governmental proceedings that would affect the Derivative Provider's ability to perform its obligations under the related Derivative Agreement; and

                  (F) any other information that is material or otherwise required for the purpose of compliance (as determined in good faith by the Depositor its sole discretion and acting in a commercially reasonable manner) with the Securities Act; and

            (ii) if reasonably requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to such Securitization, provide to the Depositor the Company Financial Information described in Item 1115(b)(1) of Regulation AB or Item 1115(b)(2) of Regulation AB (as specified by the Depositor).

      (b)   Following the Closing Date with respect to each Securitization:

            (i) for so long as the Depositor is required to file Exchange Act Reports in respect of the related Issuing Entity (which the parties hereto may assume shall be for the calendar year following the closing date of the related Securitization, unless otherwise notified in writing by the Sponsor), the Derivative Provider, at its own expense, shall no later than the 25th calendar day of each month, notify the Depositor in writing of any known material affiliations or relationships that develop following the Closing Date between the Derivative Provider and any of the parties specified in
                  Section 2(a)(i)(D) (and any other parties identified in writing by the Depositor), and provide to the Depositor a description of such affiliations or relationships;


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            (ii)  if, on any Business Day for so long as the Depositor is required to file Exchange Act Reports in respect of the related Issuing Entity, the Depositor provides written notice to the Derivative Provider that the "significance percentage" for any Derivative Agreement relating to such Securitization (calculated separately or in the aggregate with other Derivative Agreements for such Securitization, such aggregation as determined by the Depositor in its sole discretion), is (x) 10% or more (but less than 20%) or (y) 20% or more, in each case based on a reasonable good-faith determination by the Depositor of the "significance percentage" in accordance with Item 1115 of Regulation AB (the providing of such notice, a "Derivative Disclosure Event"), the Derivative Provider, at its own expense, shall:

                  (A) provide to the Depositor the Company Financial Information described in (x) Item 1115(b)(1) of Regulation AB or (y) Item 1115(b)(2) of Regulation AB, respectively,

                  (B) with respect to each Derivative Agreement entered into in connection with such Securitization, cause another entity to replace the Derivative Provider as a party to such Derivative Agreement or, if such replacement cannot be effected, to enter into a replacement derivative agreement on terms substantially identical to such Derivative Agreement (as determined by the Depositor in its sole discretion), which entity (1) meets or exceeds (or a guarantor, as applicable, for such entity meets or exceeds) any rating agency criteria set forth in, or otherwise applicable to, such Derivative Agreement (as determined by the Depositor in its sole discretion), (2) has entered into an agreement with Sponsor and Depositor substantially in the form of this Agreement, (3) has agreed to comply with the immediately preceding clause
                        (A) and Section 2(b)(iii), and (4) has been approved by the Depositor (which approval shall not be unreasonably withheld),

                  (C) obtain a guaranty of the Derivative Provider's obligations under the Derivative Agreement from an affiliate of the Derivative Provider, which affiliate
                        (1) meets or exceeds any rating agency criteria set forth in, or otherwise applicable to, such Derivative Agreement (as determined by the Depositor in its sole discretion), (2) has entered into an agreement with the Sponsor and Depositor substantially in the form of this Agreement, (3) has agreed to comply with the immediately preceding clause (A) and Section 2(b)(iii) such that the information provided in respect of such affiliate will satisfy any requirements under Item 1115 of Regulation AB that are applicable to the Derivative Provider (as determined by the Depositor in its sole discretion), and (4) has been approved by the Depositor (which approval shall not be unreasonably withheld), or

                  (D) post collateral in an amount sufficient to reduce the "significance percentage" for purposes of Item 1115 of Regulation AB with respect to any Derivative Agreement relating to such Securitization, calculated separately or in the aggregate with other Derivative Agreements for such Securitization (such aggregation and calculation of the "significance percentage" as determined by the Depositor in its sole discretion)
                        (1) to


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


                        5% if the Depositor has notified the Derivative Provider that the "significance percentage" is 10% or more (but less than 20%) or (2) to 15% if the Depositor has notified the Derivative Provider that the "significance percentage" is 20% or more; and

            (iii) for so long (A) as the Depositor is required to file
                  Exchange Act Reports in respect of the related Issuing Entity (which the parties hereto may assume shall be for the calendar year following the closing date of the related Securitization, unless otherwise notified in writing by the Sponsor) and (B) the "significance percentage" for any Derivative Agreement relating to such Securitization (calculated separately or in the aggregate with other Derivative Agreements for such Securitization) is (x) 10% or more (but less than 20%) or (y) 20% or more, in each case based on a reasonable good-faith determination by the Depositor of the significance percentage in accordance with
                  Item 1115 of Regulation AB, if the Derivative Provider has provided Company Financial Information to the Depositor pursuant to Section 2(a)(ii) or Section 2(b)(ii), the Derivative Provider, at its own expense, shall within five
                  (5) days of the release of any updated Company Financial Information, provide to the Depositor such updated Company Financial Information.

            (iv) In no event shall the Derivative Provider be required to calculate the "significance percentage" for purposes of this Agreement.

      (c) The Derivative Provider shall provide all Company Financial Information provided pursuant to this Section 2 in Microsoft Word(R) format, Microsoft Excel(R) format or another format suitable for conversion to the format required for filing by the Depositor with the Commission via the Electronic Data Gathering and Retrieval System (EDGAR) (for avoidance of doubt, Company Financial Information shall not be provided in .pdf format); alternatively, if permitted by Regulation AB (as determined by the Sponsor in its sole discretion), the Derivative Provider may provide such Company Financial Information by providing to the Depositor written consent to incorporate by reference in Exchange Act Reports of the Depositor such Company Financial Information from reports filed by the Derivative Provider pursuant to the Exchange Act. In addition, the Derivative Provider shall also provide Company Financial Information provided pursuant to Section 2(a)(ii) in a format appropriate for use in the related Free Writing Prospectus and Prospectus Supplement. If any Company Financial Information provided pursuant to this Section 2 has been audited, the Derivative Provider shall cause its outside accounting firm to provide to the Depositor such accounting firm's written consent to the filing or incorporation by reference in the Exchange Act Reports of the Depositor of such accounting firm's report relating to its audits of such Company Financial Information.

Section 3. Representations and Warranties of the Derivative Provider.

            The Derivative Provider represents and warrants to the Depositor, as of the date on which the Derivative Provider first provides Company Financial Information to the Depositor under Section 2(a)(ii), Section 2(b)(ii) or Section 2(b)(iii), that, except as disclosed in writing to the Depositor prior to such date:

      (a) the outside accounting firm that certifies the financial statements and supporting schedules included in Company Financial Information, or which provides a procedures


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


            letter with respect to such Company Financial Information, (as applicable) is an independent registered public accounting firm as required by the Securities Act;

      (b) the selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Derivative Provider;

      (c) the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Derivative Provider and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, such financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein; and

      (d) the Company Financial Information and other Company Information included in any Free Writing Prospectus or Prospectus Supplement or referenced via a website link or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter are filed with the Commission, complied in all material respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information), and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.  Third Party Beneficiaries.

            The Derivative Provider agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each Issuing Entity or Administrator that is a party to a Derivative Agreement shall be an express third party beneficiary of this Agreement.

Section 5.  Indemnification.

            The Derivative Provider indemnification set forth in Addendum A hereto is incorporated by reference herein.

Section 6.  Additional Termination Events.

      (a) (i) Any breach by the Derivative Provider of a representation or warranty set forth in Section 3 to the extent made as of a date prior to a Closing Date, which is not cured by such Closing Date (or, in the case of information required under Section 2(a), the date of printing of the Free Writing Prospectus or Prospectus Supplement, as applicable), or (ii) any breach by the Derivative Provider of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to such Closing Date, or
            (iii) any failure by the Derivative Provider to comply with the requirements of Section 2(a), Section 2(b)(ii) or so much of
            Section 2(b)(iii) as relates to Section 2(a) or 2(b)(ii), shall immediately and automatically, without notice, constitute an Additional Termination Event under each Derivative Agreement entered into in connection with the related Securitization, with respect to which the Derivative Provider shall be the sole Affected Party.


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


      (b) Any failure of the Derivative Provider to satisfy the requirements of Section 2(b)(ii) within ten (10) calendar days of any Derivative Disclosure Event shall constitute an Additional Termination Event under each Derivative Agreement entered into in connection with the related Securitization, which respect to which the Derivative Provider shall be the sole Affected Party.

      (c) Following a termination of a Derivative Agreement resulting from an Additional Termination Event set forth in this Section 6, a termination payment (if any) shall be payable under such Derivative Agreement by the applicable party as determined under
            Section 6(e)(ii) of the related Master Agreement, with Market Quotation and Second Method being the applicable method for determining such termination payment (notwithstanding anything in such Derivative Agreement to the contrary).

      (d) In the event that a replacement entity or replacement derivative agreement has been secured in accordance with Section 2(b)(ii)(B), or a guarantor has been secured in accordance with Section 2(b)(ii)(C), the Derivative Provider shall promptly reimburse the Issuing Entity for all reasonable incidental expenses incurred by the Issuing Entity in connection with the replacement of the Derivative Provider or Derivative Agreement or addition of such guarantor. The provisions of this paragraph shall not limit whatever rights the Issuing Entity may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 7.  Miscellaneous.

      (a)   Construction. Throughout this Agreement, as the context requires,
            (i) the singular tense and number includes the plural, and the plural tense and number includes the singular, (ii) the past tense includes the present, and the present tense includes the past, and
            (iii) references to parties, sections, schedules, and exhibits mean the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

      (b) Assignment. No party to this Agreement may assign its rights under this Agreement without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

      (c) Notices. All notices and other communications hereunder will be in writing (including by facsimile) and effective only upon receipt, and, if sent to the Derivative Provider will be mailed or delivered to Bear Stearns Financial Products Inc., 383 Madison Avenue, New York, New York 10179, Attention: DPC Manager, if sent to the Sponsor will be mailed or delivered to IndyMac Bank, F.S.B., 888 East Walnut Street, Pasadena, California 91101-7211,
            Attention: Capital Markets, and if sent to a Depositor will be mailed or delivered to IndyMac ABS, Inc. or IndyMac MBS, Inc., as applicable, 155 North Lake Avenue, Pasadena, California 91101,
            Attention: Capital Markets.

      (d) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).


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


      (e) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become necessary or expedient to effectuate and carry out this Agreement.

      (f) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specific instance and for the specific purpose stated in that writing.

      (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

      (h) Severability. Any provision hereof which is prohibited or unenforceable shall be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

      (i) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.


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


            IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                    INDYMAC BANK F.S.B.



                                    By:  /s/ Jill Jacobson
                                         -------------------------------------
                                         Name:   Jill Jacobson
                                         Title:  Vice President


                                    INDYMAC ABS, INC.



                                    By:  /s/ Jill Jacobson
                                         -------------------------------------
                                         Name:   Jill Jacobson
                                         Title:  Vice President


                                    INDYMAC MBS, INC.



                                    By:  /s/ Jill Jacobson
                                         -------------------------------------
                                         Name:   Jill Jacobson
                                         Title:  Vice President


                                     BEAR STEARNS FINANCIAL PRODUCTS, INC.



                                    By:  /s/ F. Scott Herman
                                         -------------------------------------
                                         Name:   F. Scott Herman
                                         Title:  DPC Manager


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


                                  Addendum A
                                  ----------


                                Indemnification

(a) The Derivative Provider shall indemnify IndyMac Bank FSB ("IndyMac" or the "Sponsor"), the related Depositor and Issuing Entity, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Depositor or Issuing Entity, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

      (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under
            Section 2 of that certain Item 1115 Agreement, dated as of November __, 2006, among IndyMac Bank FSB, the Depositor and the Derivative Provider (the "Agreement") by or on behalf of the Derivative Provider or referenced via a website link or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report) (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

      (ii) any failure by the Derivative Provider to deliver any information, report, certification, accountants' letter or other material when and as required under Section 2 of the Agreement, other than the information required by Sections 2(a)(ii) and 2(b)(ii) of the Agreement; or

      (iii) any breach by the Derivative Provider of a representation or warranty set forth in Section 3 of the Agreement and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Derivative Provider of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

In the case of any failure of performance described in clause 2 of this addendum, the Derivative Provider shall promptly reimburse the Depositor, the Sponsor or the Issuing Entity, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Derivative Provider.

(b) IndyMac Bank and the related Depositor shall indemnify the Derivative Provider, each person who controls the Derivative Provider (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages,


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


penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in the related Free Writing Prospectus or Prospectus Supplement (other than the Company Information), or (B) the omission or alleged omission to state in related Free Writing Prospectus or Prospectus Supplement (other than the Company Information) a material fact required to be stated in the Free Writing Prospectus or Prospectus Supplement or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Capitalized terms used and not otherwise defined in this addendum shall have the meanings set forth in the Agreement.


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